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                                                                    Exhibit 10.2

                            OPTION TO ACQUIRE SHARES
                OF COMMON STOCK OF NATIONAL HEALTH PARTNERS, INC.

         WHEREAS, National Health Partners, Inc., an Indiana corporation (the "Company") wishes to grant this option to Alex Soufflas ("Holder") the Holder.

         NOW, THEREFORE, in consideration of the foregoing, the agreement set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Holder on this 12th day of December, 2006 (the "Grant Date") an option (this "Option") to purchase 150,000 shares ("Shares") of the Company's common stock, $.001 par value per share ("Common Stock"), on the terms and subject to the conditions set forth herein.

         2. Term of Option. This option shall have a maximum term of ten (10) years measured from the Grant Date (the "Expiration Date") and shall accordingly expire at 5:00 p.m. eastern standard time on the Expiration Date.

         3. Right to Exercise. This Option may be exercised in whole or in part at any time after the Grant Date.

         4. Exercise Price. The exercise price per Share ("Exercise Price") at which this Option may be exercised shall be eighty-eight cents ($0.88) per Share.

         5. Method of Exercise.

                  (a) This Option shall be exercised by execution and delivery of the Notice of Exercise attached hereto as Appendix A ("Notice of Exercise") or any other written notice approved for such purpose by the Company that shall state the election of the Holder to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. The Notice of Exercise shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of the Notice of Exercise accompanied by payment of the Exercise Price.

                  (b) No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Holder on the date on which this Option is exercised with respect to such Shares.

                  (c) This Option may not be exercised for a fractional Share or scrip representing a fractional Share. In lieu of any fractional Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

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                  (d) In no event may this Option be exercised after the
Expiration Date.

         6. Methods of Payment. Shares of Common Stock purchased upon the exercise of this Option may be paid for as follows:

                  (a) in cash or by check, payable to the order of the Company;

                  (b) if the shares of Common Stock underlying the Option are registered under the Securities Act of 1933, as amended (the "Securities Act"), by: (i) delivery by the Holder to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Holder to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

                  (c) if the shares of Common Stock underlying the Option are registered under the Securities Act, by delivery of such shares of Common Stock owned by the Holder valued at their Fair Market Value (as defined below), provided: (i) such method of payment is then permitted under applicable law,
(ii) such shares of Common Stock have been owned by the Holder at least six months prior to the date of such delivery, and (iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions;

                  (d) by reducing the number of shares of Common Stock otherwise issuable under this Option to the Holder upon the exercise of this Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

                  (e) to the extent permitted by applicable law and by the board of directors of the Company (the "Board"), in its sole discretion, by: (i) delivery of a promissory note of the Holder to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

                  (f) by any combination of the above permitted forms of payment.

         For the purpose of this Agreement, "Fair Market Value" shall mean:

                           (i) If the Common Stock is admitted to quotation on
the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest ask prices of the Common Stock as reported for such date or, if no bid and ask prices were reported for such date, for the last day preceding such date for which such prices were reported;

                           (ii) If the Common Stock is admitted to trading on a
United States national securities exchange or the NASDAQ National Market System, the Fair Market Value on any given date shall be the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported;

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                           (iii) If the Common Stock is traded in the
over-the-counter market and not on NASDAQ, the NASDAQ National Market System or any United States national securities exchange, the Fair Market Value on any given date shall be the average of the mean between the last bid and ask prices per share as reported by the National Quotation Bureau, Inc. or an equivalent generally accepted reporting service for such date or, or if not so reported, the average of the closing bid and ask prices of the Common Stock for such date as furnished to the Company by any member of the National Association of Securities Dealers, Inc. selected by the Company for that purpose; or

                           (iv) If the Fair Market Value of the Common Stock
cannot be determined on the basis previously set forth in this definition on the date that the Fair Market Value is to be determined, the Board shall in good faith determine the Fair Market Value of the Common Stock on such date.

         The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of this Option will be contingent upon receipt from the Holder (or a purchaser acting in his stead in accordance with the provisions of this Option) by the Company of the full purchase price for the Shares and the fulfillment of any other requirements contained in this Option or imposed by applicable law.

         7. Rights of Stockholder. The Holder shall not have any stockholder rights with respect to any Shares until such Holder shall have exercised this Option, paid the Exercise Price and become a holder of record of the purchased Shares.

         8. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:

                  (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Option subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or any preferred stock as a dividend with respect to any shares of its Common Stock, then the number of Shares issuable on the exercise of this Option shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Option (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                  (b) Reclassification, Reorganization and Consolidation. In the case of any reclassification, capital reorganization or change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Option to purchase, at a total price equal to that payable upon the exercise of this Option, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate purchase price shall remain the same.

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                  (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Option or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Option.

                  (d) No Impairment. The Company and the Holder will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Holder, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights or the Company and the Holder against impairment.

         9. Termination of Option.

                  (a) Termination by Death. If Holder's employment by, or other relationship with, the Company terminates by reason of death, this Option may thereafter be exercised, in whole or in part to the extent exercisable on the date of such termination of employment, by the legal representative or legatee of the Holder until the earlier of the date that is one year after the date of such termination of employment or the Expiration Date.

                   (b) Termination by Reason of Disability or Retirement.

                           (i) Disability. If Holder's employment by, or other
relationship with, the Company terminates by reason of disability as set forth in Section 22(e)(3) of the Internal Revenue Code ("Disability"), this Option may thereafter be exercised, in whole or in part to the extent exercisable on the date of such termination of employment, until the earlier of the date that is one year after the date of such termination of employment or the Expiration Date.

                           (ii) Retirement. If Holder retires in good standing
from active employment or service with the Company in accordance with the retirement policies of the Company then in effect ("Retirement"), this Option may thereafter be exercised, in whole or in part to the extent exercisable on the date of such termination of employment, until the earlier of the date that is 90 days after the date of such termination of employment or the Expiration Date

                           (iii) Disability and Retirement Determination. The
Board shall have sole authority and discretion to determine whether the Holder's employment or services has been terminated by reason of Disability or Retirement.

                  (c) Termination for Cause. If the Holder's employment by, or other relationship with, the Company terminates for "Cause," this Option shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion, provide that this Option may be exercised until the earlier of the date that is 90 days after the date of such termination of employment or the Expiration Date.

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         Termination for "Cause" shall mean and be limited to the following conduct of the Holder: (i) Intentional misconduct as an employee of the Company, including but not limited to any intentional misappropriation of funds or property of the Company, any intentional attempt to obtain any personal profit from any transaction in which the Holder has an interest that is materially adverse to the Company, any intentional breach of the duty of care or loyalty owed by the Holder to the Company, or any other intentional act or intentional omission of the Holder that substantially impairs the Company's ability to conduct its ordinary business in its usual manner; (ii) Material neglect or refusal to perform Holder's duties as an employee of the Company if not reasonably cured within two (2) weeks after receiving notice thereof; (iii) Conviction of a felony or plea of guilty or nolo contendere to a felony; (iv) Intentional acts of dishonesty by the Holder as an employee of the Company having a material adverse effect on the Company, including any intentional act or intentional omission that subjects the Company to public scandal or ridicule, or that causes the Company to be sanctioned by a governmental authority as a result of a violation of governmental regulations; and (v) Intentional disclosure or use of material confidential information of the Company, other than as specifically authorized and required in the performance of Holder's duties as an employee of the Company, having a material adverse effect on the Company.

                  (d) Other Termination. If the Holder's employment by, or other relationship with, the Company terminates for any reason other than death, Disability, Retirement or for Cause, this Option may thereafter be exercised, in whole or in part to the extent exercisable on the date of such termination of employment, until the earlier of the date that is 90 days after the date of such termination of employment (unless otherwise extended by the Board to a later date) or the Expiration Date.

                  (e) Transfer and Leave of Absence. For purposes of this Option, the following events shall not be deemed a termination of employment:
(i) a transfer of employment between any of the Company, a parent, a subsidiary or any other affiliate of the Company, and (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Board, if the Holder's right to re-employment is guaranteed by a statute, by contract or under the policy pursuant to which the leave of absence was granted, or if the Board otherwise so provides in writing.

         10. Investment Intent.

                  (a) The Holder of this Option, by acceptance hereof, acknowledges that this Option and the Shares to be issued upon exercise hereof (collectively, the "Securities") are being acquired for the Holder's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Securities. The Holder acknowledges and agrees that the Securities have not been registered under the Securities Act or under any state securities laws, and that the Securities may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws, except pursuant to an available exemption from such registration. The Holder also acknowledges and agrees that neither the Securities Exchange Commission ("SEC") nor any securities commission or other governmental authority has: (i) approved the transfer of the Securities or passed upon or endorsed the merits of the transfer of the Securities; or (ii) confirmed the accuracy of, determined the adequacy of, or reviewed this Option. The Holder has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and the Holder has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.

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                  (b) The certificates evidencing any Shares issued upon the exercise of this Option shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares.

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

         11. Covenants of the Company. The Company covenants and agrees that the Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

         12. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

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         13. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

                  If to the Company:

                           National Health Partners, Inc.
                           120 Gibraltar Road
                           Suite 107
                           Horsham, PA 19044
                           Attention:  Chief Financial Officer

                  If to the Holder:

                           To the address specified for Holder in the Company's
records.

         14. Amendment and Waiver. This Option may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought. The parties hereto entitled to the benefits of a term or provision may waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement contained herein.

         15. Headings; Definitions. The section headings contained in this Option are inserted for convenience of reference only and will not affect the meaning or interpretation of this Option. All references to sections contained herein mean sections of this Option unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

         16. Successors and Assigns. This Option shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Option without the express prior written consent of the other party hereto. Nothing in this Option is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Option.

         17. Severability. If any provision of this Option or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Option shall remain in full force and effect and shall be reformed to render this Option valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

         18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

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         19. Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the Company and Holder have caused this Option to be executed as of the date set forth above in Section 1 of this Option.


                                            NATIONAL HEALTH PARTNERS, INC.



                                            By: /s/ David M. Daniels
                                               ---------------------------------
                                                 David M. Daniels
                                                 Chief Executive Officer

AGREED AND ACCEPTED:



By: /s/ Alex Soufflas
    -----------------
    Alex Soufflas


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                                   APPENDIX A

                               NOTICE OF EXERCISE

To:   National Health Partners, Inc.
      120 Gibraltar Road
      Suite 107
      Horsham, PA 19044
      Attention: Chief Financial Officer

         (1) The undersigned hereby elects to purchase _____________ shares of Common Stock of the Company pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full in accordance with the terms of the Option in the following manner (please check one or more of the following choices):

         |_| in cash or by check;

         |_| an irrevocable and unconditional undertaking by a creditworthy broker to deliver sufficient funds to pay the exercise price and any required tax withholding;

         |_| a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver the exercise price and any required tax withholding;

         |_| a promissory note;

         |_| a reduction of the number of shares of Common Stock otherwise issuable under the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; or

         |_| the following consideration: ____________________________________.

         (2) In exercising the Option, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned for investment purposes only (unless such shares are subject to resale pursuant to an effective registration statement or an exemption from registration under applicable federal and state securities laws), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

         (3) Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Option.

         (4) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

                                          ----------------------------


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(Date)                                    (Signature)